                                                                   Exhibit 10.35

                       FOURTH AMENDMENT AND LIMITED WAIVER
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

      THIS FOURTH AMENDMENT AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 31, 2001 (this "Fourth Amendment") relates to that certain Amended and Restated Credit Agreement dated as of February 10, 1999 (as amended by the First Amendment to Amended and Restated Credit Agreement, dated April 28, 2000 (the "First Amendment"), the Second Amendment to Amended and Restated Credit Agreement, dated as of December 29, 2000 (the "Second Amendment") and the Third Amendment to Amended and Restated Credit Agreement, dated as of March 19, 2001 (the "Third Amendment"), and as may be further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") and is entered into among Callaway Golf Company, a Delaware corporation (the "Borrower"), the other credit parties signatory to the Credit Agreement, the lenders signatory hereto (the "Requisite Lenders") and General Electric Capital Corporation, a New York corporation, as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                               W I T N E S S E T H

      WHEREAS, the Borrower, the other Credit Parties, Agent and the Lenders have entered into the Credit Agreement, the First Amendment, the Second Amendment and the Third Amendment;

      WHEREAS, Callaway Golf South Pacific Pty Ltd ("CGSP") is a wholly owned subsidiary of Borrower and Borrower has advanced certain sums to CGSP (the "Intercompany Debt");

      WHEREAS, CGSP and Borrower have agreed to convert into equity a portion of the Intercompany Debt, whereby Borrower will receive 500,000 of the ordinary shares of CGSP in exchange for a A$500,000 reduction of the Intercompany Debt (as more fully described in Schedule A attached hereto, the "Recapitalization");

      WHEREAS, Borrower has requested that Agent and the Requisite Lenders grant a limited waiver (the "Limited Waiver") to Section 6.5 of the Credit Agreement (Capital Structure and Business), solely with respect to the Recapitalization;

      WHEREAS, Borrower has requested that the Credit Agreement be amended to exclude the issuance of shares of Stock in payment of advances made by Borrower to its Subsidiaries from the limitations provided in Section 6.5 of the Credit Agreement (the "Amendment");

      WHEREAS, Section 11.2 of the Credit Agreement requires that the Requisite Lenders consent to the Limited Waiver and the Amendment; and

                                                             FOURTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

      WHEREAS, Agent, Borrower and Requisite Lenders are willing to provide the Limited Waiver and Amendment on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the above premises, Borrower, Agent, and the Requisite Lenders agree as follows:

      1. Definitions and Usage. Capitalized terms used, but not defined, herein have the meanings ascribed to such terms in the Credit Agreement. Any reference herein to Section, Exhibit or Schedule shall, unless otherwise specified, refer to such Section, Exhibit or Schedule hereof, in its entirety.

      2. Amendment to the Credit Agreement. Upon the Effective Date (as defined in Section 5 below), Section 6.5(b) of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and substituting the following in lieu thereof:

      "make any change in its capital structure as described on Disclosure Schedule (3.8), including the issuance of any shares of Stock, warrants or other securities convertible into Stock or any revision of the terms of its outstanding Stock, except (i) to the extent permitted by Section 6.13(ii) or Section 6.14, (ii) as a result of a Reincorporation Merger,
      (iii) that Special Purpose Corporation may issue Stock in connection with the Receivables Facility and (iv) that Borrower may make a Public Offering of its common Stock so long as (A) the proceeds thereof are applied in prepayment of the Obligations as required by Section 1.3(b)(iii), and (B) no Change of Control occurs after giving effect thereto"

      3. Limited Waiver. Upon the Effective Date, and as limited herein, the Requisite Lenders hereby waive Section 6.5 of the Credit Agreement (Capital Structure and Business), solely with respect to the Recapitalization.

      The Limited Waiver shall be limited to those Events of Default, if any, arising solely from the Recapitalization as described herein and do not apply to any past, present or future Events of Default caused by any other violation of Sections 5 or 6 or other provisions of the Credit Agreement or any of the Loan Documents.

      4. Representations and Warranties. The Credit Parties hereby jointly and severally represent and warrant to the Agent and the Requisite Lenders that, as of the Effective Date and after giving effect to this Fourth Amendment:

            a. All of the representations and warranties of the Credit Parties contained in this Fourth Amendment, the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date); and

            b. No Default or Event of Default has occurred and is continuing or will result after giving effect to this Fourth Amendment.


                                       2

                                                             FOURTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

      5. Effective Date. This Fourth Amendment shall become effective as of the date first written above (the "Effective Date") upon the satisfaction of each of the following conditions:


            a. The Agent shall have received each of the following documents, in each case in form and substance satisfactory to the Agent:

                  i. counterparts hereof executed by each of the Credit Parties, the Agent and the Requisite Lenders;

                  ii. duly executed amendments to the Receivables Documents
            effecting all modifications necessary to permit the Recapitalization, together with a certificate of the Chief Financial Officer of the Borrower certifying that all conditions to the effectiveness of the amendments have been satisfied and that the amendments are in full force and effect as of the Effective Date;

                  iii. the duly executed Pledge Agreement reflecting the
            Recapitalization, accompanied by (y) the share certificate representing sixty-five percent (65%) of the 500,000 ordinary shares of CGSP being issued to Borrower pursuant to the Recapitalization, which 325,000 ordinary shares of CGSP are being pledged in accordance with the Credit Agreement, and (z) a stock power for such share certificate executed in blank;

                  iv. a certificate of the Secretary or Assistant Secretary of each of the Credit Parties dated the Effective Date certifying (A) that the bylaws of such Credit Party have not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary or Assistant Secretary of such Credit Party delivered to the Agent and remain in full force and effect as of the Effective Date, (B) that the charter of such Credit Party has not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary of State of such Credit Party's jurisdiction of incorporation delivered to the Agent and remain in full force and effect as of the Effective Date and (C) that the execution, delivery and performance of this Fourth Amendment have been duly authorized by all necessary or proper corporate and shareholder action; and

                  v. such additional documentation as the Agent may reasonably request;

            b. No law, regulation, order, judgment or decree of any Governmental Authority shall, and the Agent shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the transactions contemplated by this Fourth Amendment, except for such laws, regulations, orders or decrees, or pending or threatened litigation, that in the aggregate could not reasonably be expected to have a Material Adverse Effect;

            c. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Fourth Amendment shall be satisfactory in all respects in form and substance to the Agent; and


                                       3

                                                             FOURTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

            d. No Default or Event of Default shall have occurred and be continuing on the Effective Date or will result after giving effect to this Fourth Amendment.

      6. Reference to and Effect on the Loan Documents.


            a. Upon the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended and supplemented hereby.

            b. Except to the extent specifically set forth herein, the respective provisions of the Credit Agreement and the other Loan Documents shall not be amended, modified, waived, impaired or otherwise affected hereby, and such documents and the Obligations under each of them are hereby confirmed as being in full force and effect.

            c. This Fourth Amendment shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment or waiver of any other term or condition of the Credit Agreement or any other Loan Document, (ii) prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, (iii) require the Agent or any Lender to agree to a similar transaction on a future occasion or
      (iv) create any right herein to another Person or other beneficiary or otherwise, except to the extent specifically provided herein.

      7. Miscellaneous. This Fourth Amendment is a Loan Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

      8. Section Titles. The Section titles in this Fourth Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      9. Counterparts. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

      10. GOVERNING LAW. THIS FOURTH AMENDMENT, AND ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      11. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Fourth Amendment. In the event an ambiguity or question of intent or interpretation arises, this Fourth Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Fourth Amendment.


                                       4

                                                             FOURTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

      IN WITNESS WHEREOF, the Credit Parties, the Agent and the Requisite Lenders have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                         CALLAWAY GOLF COMPANY,
                                         as Borrower

                                         By:      ______________________________
                                                  Name:
                                                  Title:


                             Signature Page 1 of 9

                                                             FOURTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                                         CALLAWAY GOLF SALES COMPANY,
                                         as a Credit Party

                                         By:      ______________________________
                                                  Name:
                                                  Title:


                              Signature Page 2 of 9

                                                             FOURTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                                         GENERAL ELECTRIC CAPITAL CORPORATION,
                                         as Agent and Lender

                                         By:      /s/ Robert Yasuda
                                                  ------------------------------
                                                  Name:  Robert Yasuda
                                                  Title:  Authorized Signatory
                                                  Pro Rata Share:  20.83%


                             Signature Page 3 of 9

                                                             FOURTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                                         AMERICAN NATIONAL BANK AND TRUST
                                         COMPANY OF CHICAGO,
                                         as a Lender

                                         By:      ______________________________
                                                  Name:
                                                  Title:
                                                  Pro Rata Share:  17.71%


                             Signature Page 4 of 9

                                                             FOURTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                                         BANK OF AMERICA, NATIONAL ASSOCIATION,
                                         as a Lender

                                         By:      ______________________________
                                                  Name:
                                                  Title:
                                                  Pro Rata Share:  14.17%


                             Signature Page 5 of 9

                                                             FOURTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                                         CONGRESS FINANCIAL CORPORATION
                                         (WESTERN),
                                         as a Lender

                                         By:      ______________________________
                                                  Name:
                                                  Title:
                                                  Pro Rata Share:  14.17%


                             Signature Page 6 of 9

                                                             FOURTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                                            KEY CORPORATE CAPITAL INC.,
                                            as a Lender

                                            By:      ___________________________
                                                     Name:
                                                     Title:
                                                     Pro Rata Share:  14.17%


                             Signature Page 7 of 9

                                                             FOURTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                                            NATIONAL CITY COMMERCIAL FINANCE,
                                            INC., as a Lender

                                            By:      ___________________________
                                                     Name:
                                                     Title:
                                                     Pro Rata Share:  8.33%


                              Signature Page 8 of 9

                                                             FOURTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                                            NATIONAL WESTMINSTER BANK PLC,
                                            as a Lender

                                            By:      ___________________________
                                                     Name:
                                                     Title:
                                                     Pro Rata Share: 10.63%


                             Signature Page 9 of 9

                                                             FOURTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                                    EXHIBIT A

                                       TO

             LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT

                                 (see attached)


                                   Exhibit A

                                                             FOURTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT